Accounts and Bills Receivable, net - Allowance For Doubtful Accounts (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Accounts and Bills Receivable, net
Balance at beginning of year	$ 127	¥ 833	¥ 1,847	¥ 2,467
Bad debt (recovery) expense	(53)	(348)	(1,014)	(620)
Write-offs	0	0	0	0
Balance at end of year	$ 74	¥ 485	¥ 833	¥ 1,847